Lincoln Life Variable Annuity Account Q
Group Variable Annuity Contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton
Fort Wayne, Indiana 46802




Servicing Office:
The Lincoln National Life Insurance Company
P.O. Box 9740
Portland, Maine 04104
1-800-341-0441
www.LFG.com

This prospectus describes the group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the employer if requested; each participant receives a certificate. Under an unallocated contract, the employer or an administrator performs participant accounting. Allocated and unallocated contracts have different features.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

The participants take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein Growth Portfolio*
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund
Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
     Delaware VIP Global Bond Series*
   Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Trend Series
     Delaware VIP Value Series

                                                                               1

Delaware VIP Trust (Service Class):
     Delaware VIP Small Cap Value Series
DWS Investments VIT Funds (Class A):
(formerly Scudder Investments VIT Funds)
     DWS Equity 500 Index VIP
     (formerly Scudder VIT Equity 500 Index Fund)
     DWS Small Cap Index VIP
     (formerly Scudder VIT Small Cap Index Fund)
Fidelity (Reg. TM) Variable Insurance Products (Service Class):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Growth Portfolio*
Lincoln Variable Insurance Products Trust (Standard Class):
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Equity Income Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP Growth and Income Fund

     Lincoln VIP International Fund
     Lincoln VIP Managed Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund
     Lincoln VIP Special Opportunities Fund
     Lincoln VIP Conservative Profile Fund
     Lincoln VIP Moderate Profile Fund
     Lincoln VIP Moderately Aggressive Profile Fund
     Lincoln VIP Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio
     Partners Portfolio*
Putnam Variable Trust (Class IB):
     Health Sciences Fund*

* It is currently anticipated that on June 9, 2006, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.

This prospectus gives you information about the contracts that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 99740, Portland, Maine 04104 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2006

2

Table of Contents


Item                                                             Page
Special Terms                                                     4
Expense Tables                                                    5
Summary of Common Questions                                       9
The Lincoln National Life Insurance Company                      10
Variable Annuity Account (VAA)                                   11
Fixed Side of the Contract                                       11
Investments of the VAA                                           11
Charges and Other Deductions                                     15
 Surrender Charges                                               16
 Additional Information                                          16
The Contracts                                                    17
 Purchase of the Contracts                                       17
 Transfers On or Before the Annuity Commencement Date            19
 Death Benefit Before the Annuity Commencement Date              21
 Loans                                                           24
 Distribution of the Contracts                                   25
 Annuity Payouts                                                 26
Federal Tax Matters                                              27
Additional Information                                           29
 Voting Rights                                                   29
 Return Privilege                                                30
 Other Information                                               30
 Legal Proceedings                                               30
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account Q                      31
Appendix A - Condensed Financial Information                     A-1

                                                                               3

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.

Beneficiary - The person or entity designated by a non-ERISA 403(b) plan participant or an annuitant to receive any death benefit paid if the participant or annuitant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Net Contributions - The sum of all contributions credited to the participant's account value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

Participant - A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

4

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Annual account fee: $25

(allocated contract, per contractowner/participant)

Loan establishment fee per loan (where allowed by law): $35

We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Contractowner or Participant Transaction Expenses:



  o        Surrender charge (as a percentage of account value surrendered/withdrawn):        6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.



Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):




"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


For information concerning compensation paid for the sale of the contracts, see
- Distribution of the Contracts.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2005. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.34%          2.82%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.28%          1.34%

* Fourteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2007.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2005:


(as a percentage of each fund's average net assets):

                                                                    Management                    12b-1 Fees
                                                                   Fees (before                   (before any
                                                                   any waivers/                    waivers/
                                                                  reimbursements)      +        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                      0.75        %                 0.25        %
AllianceBernstein Growth and Income Portfolio (Class B)           0.55                          0.25
AllianceBernstein Global Technology Portfolio (Class B)           0.75                          0.25
American Funds Global Growth Fund (Class 2) (1)                   0.58                          0.25
American Funds Growth Fund (Class 2)(1)                           0.33                          0.25
American Funds Growth-Income Fund (Class 2)(1)                    0.28                          0.25
American Funds International Fund (Class 2)(1)                    0.52                          0.25
Baron Capital Asset Fund (Insurance Shares)                       1.00                          0.25
Delaware VIP Diversified Income Series (Standard Class)(2)        0.65                          0.00
Delaware VIP Global Bond Series (Standard Class)(3)               0.75                          0.00



                                                                           Other Expenses                Total Expenses
                                                                             (before any                   (before any
                                                                              waivers/                      waivers/
                                                                  +        reimbursements)      =        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                               0.13        %                 1.13        %
AllianceBernstein Growth and Income Portfolio (Class B)                    0.05                          0.85
AllianceBernstein Global Technology Portfolio (Class B)                    0.17                          1.17
American Funds Global Growth Fund (Class 2) (1)                            0.04                          0.87
American Funds Growth Fund (Class 2)(1)                                    0.02                          0.60
American Funds Growth-Income Fund (Class 2)(1)                             0.01                          0.54
American Funds International Fund (Class 2)(1)                             0.05                          0.82
Baron Capital Asset Fund (Insurance Shares)                                0.09                          1.34
Delaware VIP Diversified Income Series (Standard Class)(2)                 0.21                          0.86
Delaware VIP Global Bond Series (Standard Class)(3)                        0.34                          1.09



                                                                                        Total Expenses
                                                                       Total                (after
                                                                    Contractual          Contractual
                                                                      waivers/             waivers/
                                                                   reimbursements       reimbursements
                                                                      (if any)                s)
AllianceBernstein Growth Portfolio (Class B)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Funds Global Growth Fund (Class 2) (1)
American Funds Growth Fund (Class 2)(1)
American Funds Growth-Income Fund (Class 2)(1)
American Funds International Fund (Class 2)(1)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Diversified Income Series (Standard Class)(2)        -0.07        %        0.79        %
Delaware VIP Global Bond Series (Standard Class)(3)               -0.12                 0.97

                                                                               5


                                                                             Management
                                                                            Fees (before
                                                                            any waivers/
                                                                           reimbursements)      +
Delaware VIP High Yield Series (Standard Class)(4)                         0.65        %
Delaware VIP Value Series (Standard Class)(5)                              0.65
Delaware VIP REIT Series (Standard Class)(6)                               0.73
Delaware VIP Small Cap Value Series (Service Class)(7)                     0.73
Delaware VIP Trend Series (Standard Class)(8)                              0.74
DWS Equity 500 Index VIP (Class A)(9)                                      0.19
DWS Small Cap Index VIP (Class A)                                          0.35
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)             0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)                0.57
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)          0.60
Lincoln VIP Aggressive Growth Fund (Standard Class)                        0.74
Lincoln VIP Bond Fund (Standard Class)                                     0.35
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                 0.74
Lincoln VIP Equity-Income Fund (Standard Class)(14)                        0.73
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.74
Lincoln VIP Growth and Income Fund (Standard Class)                        0.33
Lincoln VIP International Fund (Standard Class)                            0.76
Lincoln VIP Managed Fund (Standard Class)                                  0.40
Lincoln VIP Money Market Fund (Standard Class)                             0.44
Lincoln VIP Social Awareness Fund (Standard Class)                         0.35
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.38
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                 0.25
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                     0.25
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)        0.25
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                   0.25
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)                     0.75
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)                0.83
Neuberger Berman AMT Partners Portfolio (I Class)(17)                      0.83
Putnam VT Health Sciences Fund (Class IB)                                  0.70



                                                                             12b-1 Fees                  Other Expenses
                                                                             (before any                   (before any
                                                                              waivers/                      waivers/
                                                                           reimbursements)      +        reimbursements)
Delaware VIP High Yield Series (Standard Class)(4)                         0.00        %                 0.13        %
Delaware VIP Value Series (Standard Class)(5)                              0.00                          0.13
Delaware VIP REIT Series (Standard Class)(6)                               0.00                          0.12
Delaware VIP Small Cap Value Series (Service Class)(7)                     0.30                          0.12
Delaware VIP Trend Series (Standard Class)(8)                              0.00                          0.13
DWS Equity 500 Index VIP (Class A)(9)                                      0.00                          0.15
DWS Small Cap Index VIP (Class A)                                          0.00                          0.16
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)             0.10                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)                0.10                          0.10
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)          0.00                          0.01
Lincoln VIP Aggressive Growth Fund (Standard Class)                        0.00                          0.13
Lincoln VIP Bond Fund (Standard Class)                                     0.00                          0.06
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                 0.00                          0.09
Lincoln VIP Equity-Income Fund (Standard Class)(14)                        0.00                          0.07
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.00                          0.19
Lincoln VIP Growth and Income Fund (Standard Class)                        0.00                          0.05
Lincoln VIP International Fund (Standard Class)                            0.00                          0.16
Lincoln VIP Managed Fund (Standard Class)                                  0.00                          0.11
Lincoln VIP Money Market Fund (Standard Class)                             0.00                          0.10
Lincoln VIP Social Awareness Fund (Standard Class)                         0.00                          0.07
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.00                          0.07
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                 0.00                          2.01
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                     0.00                          1.17
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)        0.00                          1.36
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                   0.00                          2.57
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)                     0.00                          0.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)                0.00                          0.10
Neuberger Berman AMT Partners Portfolio (I Class)(17)                      0.00                          0.07
Putnam VT Health Sciences Fund (Class IB)                                  0.25                          0.11



                                                                                                              Total
                                                                                    Total Expenses         Contractual
                                                                                      (before any            waivers/
                                                                                       waivers/           reimbursements
                                                                           =        reimbursements)          (if any)
Delaware VIP High Yield Series (Standard Class)(4)                                  0.78        %
Delaware VIP Value Series (Standard Class)(5)                                       0.78
Delaware VIP REIT Series (Standard Class)(6)                                        0.85
Delaware VIP Small Cap Value Series (Service Class)(7)                              1.15                 -0.05        %
Delaware VIP Trend Series (Standard Class)(8)                                       0.87
DWS Equity 500 Index VIP (Class A)(9)                                               0.34                 -0.06
DWS Small Cap Index VIP (Class A)                                                   0.51
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)                      0.76
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)                         0.77
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)                   0.61
Lincoln VIP Aggressive Growth Fund (Standard Class)                                 0.87
Lincoln VIP Bond Fund (Standard Class)                                              0.41
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                          0.83                 -0.13
Lincoln VIP Equity-Income Fund (Standard Class)(14)                                 0.80                 -0.04
Lincoln VIP Global Asset Allocation Fund (Standard Class)                           0.93
Lincoln VIP Growth and Income Fund (Standard Class)                                 0.38
Lincoln VIP International Fund (Standard Class)                                     0.92
Lincoln VIP Managed Fund (Standard Class)                                           0.51
Lincoln VIP Money Market Fund (Standard Class)                                      0.54
Lincoln VIP Social Awareness Fund (Standard Class)                                  0.42
Lincoln VIP Special Opportunities Fund (Standard Class)                             0.45
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                          2.26                 -1.23
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                              1.42                 -0.30
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)                 1.61                 -0.49
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                            2.82                 -1.61
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)                              0.90
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)                         0.93
Neuberger Berman AMT Partners Portfolio (I Class)(17)                               0.90
Putnam VT Health Sciences Fund (Class IB)                                           1.06



                                                                           Total Expenses
                                                                               (after
                                                                            Contractual
                                                                              waivers/
                                                                           reimbursements
                                                                                 s)
Delaware VIP High Yield Series (Standard Class)(4)
Delaware VIP Value Series (Standard Class)(5)
Delaware VIP REIT Series (Standard Class)(6)
Delaware VIP Small Cap Value Series (Service Class)(7)                     1.10        %
Delaware VIP Trend Series (Standard Class)(8)
DWS Equity 500 Index VIP (Class A)(9)                                      0.28
DWS Small Cap Index VIP (Class A)
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)
Lincoln VIP Aggressive Growth Fund (Standard Class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                 0.70
Lincoln VIP Equity-Income Fund (Standard Class)(14)                        0.76
Lincoln VIP Global Asset Allocation Fund (Standard Class)
Lincoln VIP Growth and Income Fund (Standard Class)
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Managed Fund (Standard Class)
Lincoln VIP Money Market Fund (Standard Class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Special Opportunities Fund (Standard Class)
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                 1.03
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                     1.12
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)        1.12
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                   1.21
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)
Neuberger Berman AMT Partners Portfolio (I Class)(17)
Putnam VT Health Sciences Fund (Class IB)

(1) The investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.81%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(3) The investment advisor for the Delaware VIP Global Bond Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.00%. Without such an arrangement, the total operating expense for the Series could have been 1.09% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on


6

   average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(4) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually agreed to waive its management fee and/
   or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.78%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(5) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(6) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion million, all per year.

(7) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(9) Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% for Class A and 0.53% for Class B shares until April 30, 2009.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(11) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.73% for service class; and 0.88% for service class 2. These offsets may be discontinued at any time..

(12) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information of the Fund.

(13) Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(14) Effective May 1, 2005 the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; and 0.10% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(15) The "Other Expenses" column reflects the expenses of the particular Lincoln Profile Fund (Conservative 1.28%; Moderate 0.35%; Moderately Aggressive 0.54%; Aggressive 1.66%) and the estimated fees and expenses of the underlying funds invested in by the Profile Funds (Conservative 0.73%; Moderate 0.82%; Moderately Aggressive 0.82%; Aggressive 0.91%). The estimated underlying fund fees and expenses are based on the 2005 fees and expenses of the underlying funds that were owned by each Profile Fund on December 31, 2005. Each Profile Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred throughout the year. In addition, Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed


                                                                               7

    0.30%. This Agreement will continue at least through April 30, 2007 and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Funds.

(16) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower. MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.

(17) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation. Net expenses for the Socially Responsive Portfolio were subject to a contractual expense limitation of 1.50% for the year ended December 31, 2005.


8

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:



                     1 year        3 years        5 years        10 years
                    --------      ---------      ---------      ---------
      Standard       $ 993         $1,793         $2,506         $4,070
    Breakpoint       $ 970         $1,726         $2,396         $3,854

2) If you do not surrender your contract at the end of the applicable time period:



                     1 year        3 years        5 years        10 years
                    --------      ---------      ---------      ---------
      Standard       $ 386         $ 1,172        $1,976         $4,070
    Breakpoint       $ 362         $ 1,100        $1,859         $3,854

The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information - See Charges and Other Deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:


Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge        1.002%

                                                                               9


"breakpoint" mortality and expense charge*        .75%

* Only certain contracts or plans are eligible for a breakpoint charge. See Charges and Other Ddeductions.


Each fund pays a management fee based on its average daily net asset value. See
- Investments of the Variable Annuity Account - Investment Adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The Contracts
- Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation period.) See - Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participants get a free look at their certificate? A participant under a
Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the participant receives the certificate. The participant must give notice to our servicing office. See
- Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.


Financial Statements

The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation


10

(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of LNC, the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information have not changed as a result of this merger.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.



Investments of the VAA
Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each class of each fund. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


                                                                              11

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Administrative, Marketing and Support Service Fees

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.29%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware, Fidelity and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We currently anticipate closing and replacing the following funds during the second quarter of 2006:
AllianceBerstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); Delaware VIP Global Bond Series (Standard Class) with Delaware VIP Diversified Income Series (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with Scudder VIT Equity 500 Index Fund (Class A); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); Putnam VIT Health Sciences Fund (Class IB) with American Funds Growth Fund (Class 2).

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
Some plans limit the funds available under the plan. Please contact your investment dealer for current information.



 FUND NAME                                            FUND DESCRIPTION                    MANAGER
AllianceBernstein Global Technology Portfolio        Maximum capital appreciation        Alliance Capital Management, L.P.
 AllianceBernstein Growth Portfolio                   Capital appreciation                Alliance Capital Management, L.P.

12


 FUND NAME                                                     FUND DESCRIPTION
AllianceBernstein Growth and Income Portfolio                 Growth and income
 American Funds Global Growth Fund                             Long-term growth
American Funds Growth Fund                                    Long-term growth
 American Funds Growth-Income Fund                             Growth and income
American Funds International Fund                             Long-term growth
 Baron Capital Asset Fund                                      Maximum capital appreciation
Delaware VIP Global Bond Series                               Current income
 Delaware VIP High Yield Series                                Capital appreciation
Delaware VIP Diversified Income Series                        Total return
 Delaware VIP Value Series                                     Long-term capital appreciation
Delaware VIP REIT Series                                      Total return
 Delaware VIP Small Cap Value Series                           Capital appreciation
Delaware VIP Trend Series                                     Capital appreciation
 DWS Equity 500 Index VIP Fund                                 Capital appreciation
DWS Small Cap Index VIP Fund                                  Capital appreciation
 Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio         Long-term capital appreciation
Fidelity (Reg. TM) VIP Growth Portfolio                       Capital appreciation
 Janus Aspen Worldwide Growth Portfolio                        Long-term growth
Lincoln VIP Aggressive Growth Fund                            Maximum capital appreciation
 Lincoln VIP Bond Fund                                         Current income
Lincoln VIP Capital Appreciation Fund                         Long-term growth



 FUND NAME                                                     MANAGER
AllianceBernstein Growth and Income Portfolio                 Alliance Capital Management, L.P.
 American Funds Global Growth Fund                             Capital Research and Management Company
American Funds Growth Fund                                    Capital Research and Management Company
 American Funds Growth-Income Fund                             Capital Research and Management Company
American Funds International Fund                             Capital Research and Management Company
 Baron Capital Asset Fund                                      BAMCO, Inc.
Delaware VIP Global Bond Series                               Delaware International Advisers Ltd.
 Delaware VIP High Yield Series                                Delaware Management Company
Delaware VIP Diversified Income Series                        Delaware Management Company
 Delaware VIP Value Series                                     Delaware Management Company
Delaware VIP REIT Series                                      Delaware Management Company
 Delaware VIP Small Cap Value Series                           Delaware Management Company.
Delaware VIP Trend Series                                     Delaware Management Company
 DWS Equity 500 Index VIP Fund                                 Deutsche Asset Management, Inc.,sub-
                                                              advised by Northern Trust Investments, Inc.
DWS Small Cap Index VIP Fund                                  Deutsche Asset Management, Inc.,
                                                              sub-advised by Northern Trust Investments,
                                                              Inc.
 Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio         Fidelity Management and Research
                                                              Company, assist with foreign investments:
                                                              FMR U.K.; FMR Far East
Fidelity (Reg. TM) VIP Growth Portfolio                       Fidelity Management and Research
                                                              Company, assist with foreign investments:
                                                              FMR U.K.; FMR Far East
 Janus Aspen Worldwide Growth Portfolio                        Janus Capital Management LLC
Lincoln VIP Aggressive Growth Fund                            Delaware Management Company
                                                              Sub-advised by T. Rowe Price Associates,
                                                              Inc.
 Lincoln VIP Bond Fund                                         Delaware Management Company
Lincoln VIP Capital Appreciation Fund                         Delaware Management Company
                                                              Sub-advised by Janus Capital Management
                                                              LLC

                                                                              13


 FUND NAME                                             FUND DESCRIPTION
Lincoln VIP Equity-Income Fund                        Income
 Lincoln VIP Global Asset Allocation Fund              Total return
Lincoln VIP Growth & Income Fund                      Capital appreciation
 Lincoln VIP International Fund                        Capital appreciation
Lincoln VIP Managed Fund                              Total return
 Lincoln VIP Money Market Fund                         Preservation of capital
Lincoln VIP Social Awareness Fund                     Capital appreciation
 Lincoln VIP Special Opportunities Fund                Capital appreciation
Lincoln VIP Conservative Profile Fund                 Current income
 Lincoln VIP Moderate Profile Fund                     Total return
Lincoln VIP Moderately Aggressive Profile Fund        Growth and income
 Lincoln VIP Aggressive Profile Fund                   Capital appreciation
MFS (Reg. TM) VIT Utilities Series                    Growth and income
 Neuberger Berman AMT Mid-Cap Growth Portfolio         Capital appreciation
Neuberger Berman AMT Partners Portfolio               Capital appreciation
 Putnam VT Health Sciences Fund                        Capital appreciation



 FUND NAME                                             MANAGER
Lincoln VIP Equity-Income Fund                        Delaware Management Company
                                                      Sub-advised by Fidelity Management &
                                                      Research Company (FMR)
 Lincoln VIP Global Asset Allocation Fund              Delaware Management Company
                                                      Sub-advised by UBS Global Asset
                                                      Management (Americas) Inc. (UBS Global
                                                      AM)
Lincoln VIP Growth & Income Fund                      Delaware Management Company
 Lincoln VIP International Fund                        Delaware Management Company
                                                      Sub-advised by Mondrian Investment
                                                      Partners Limited
Lincoln VIP Managed Fund                              Delaware Management Company
 Lincoln VIP Money Market Fund                         Delaware Management Company
Lincoln VIP Social Awareness Fund                     Delaware Management Company
 Lincoln VIP Special Opportunities Fund                Delaware Management Company
Lincoln VIP Conservative Profile Fund                 Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Moderate Profile Fund                     Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
Lincoln VIP Moderately Aggressive Profile Fund        Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Aggressive Profile Fund                   Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
MFS (Reg. TM) VIT Utilities Series                    Massachusetts Financial Service Company
 Neuberger Berman AMT Mid-Cap Growth Portfolio         Neuberger Berman Management, Inc.
Neuberger Berman AMT Partners Portfolio               Neuberger Berman Management, Inc.
 Putnam VT Health Sciences Fund                        Putnam Investment Management, LLC

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.


14

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/
  systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant.


                                                                              15

Surrender Charges

A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract or; the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the contract year, including the withdrawal amount being requested, and then divide the sum by the account value at the time of the requested withdrawal.)

Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See - The Contracts - Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.



                                                           Contract year in which surrender/withdrawal occurs
                                              -----------------------------------------------------------------------------
                                               0         1-4         5         6         7         8         9         10+
      Surrender charge as a percentage        6%        6%          5%        4%        3%        2%        1%        0%

A surrender charge will not apply to:
 o A surrender or withdrawal after a group contract's 10th contract anniversary.
 o To make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%.
 o To make a payment for a participant hardship situation as allowed by the plan.
 o To make a payment pursuant to a qualified domestic relations order.
 o To purchase an annuity option as permitted under the contract.


Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.


Deductions from the VAA for Assumption of Mortality and Expense Risks

We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:


"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%

*Only certain contract or plans are eligible for a breakpoint charge.

Contracts eligible for the "breakpoint" mortality and expense risk charge are those contracts which, at the time of issue, have account value equal to or in excess of $5 million, either individually or in combination with other Lincoln contracts under the same employer group or association, or under which annual contributions are anticipated to be equal to or in excess of $500,000, as determined in our sole discretion.

Lincoln contracts which, after issue and at the end of a calendar quarter, have account value equal to or in excess of $5 million will be eligible for the "breakpoint" mortality and expense risk charge. The lower mortality and expense risk charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for the breakpoint mortality and expense risk charge.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


16

Contractowner or Participant Transaction Expenses:



  o        Surrender charge (as a percentage of account value surrendered/withdrawn):        6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For 403(b) plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Lincoln VIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in


                                                                              17

accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Who Can Invest

In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.

Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Contributions

Contributions are payable to us at a frequency and may be made in any amount unless the contractowner or the plan has a minimum amount. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to contractowners or participants instructions.

Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


18

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date .............          20%
  First anniversary ........          20%
  Second anniversary .......          25%
  Third anniversary ........          33%
  Fourth anniversary .......          50%
  Fifth anniversary ........         100%

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.

                                                                              19

Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


20

Transfers After the Annuity Commencement Date

Contractowners or participants may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account or money market account into other subaccounts on a monthly basis.

The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your account value.

The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the subaccounts.

The cross-reinvestment service/account sweep allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account.


Death Benefit Before the Annuity Commencement Date

If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, we will pay the beneficiary, if one is living, a death benefit equal to the greater of the following amounts:

a. the net contributions, or

b. the participant's account value less any outstanding loan balance.

No surrender charge or account charge is deducted from the death benefit. The death benefit will be determined at the end of the valuation period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. Death benefits are taxable. See - Federal Tax Matters-Taxation of Death Benefits.

The death benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.


Discontinuance and Withdrawals

Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice. Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.


                                                                              21

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lesser of 1.00 or the ratio of:

    Current Bond Price
-------------------------
   Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
 o issued with a maturity date of 6.5 years;
 o bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
 o calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.

The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%

Withdrawals. Withdrawals of account value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
 o to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
 o to make a payment for a participant hardship situation as permitted by the plan;
 o to make a payment pursuant to a Qualified Domestic Relations Order (QDRO);
or
 o to purchase an annuity option under the contract.

Upon receipt of request for payment due to a participant's death, we will make a payment equal to the greater of the following amounts:
 o the net contributions, or
 o the participant's account value less any outstanding loan balance.

If a withdrawal for the entire account value is requested and there is an outstanding loan balance, the account value will be reduced by the amount of the outstanding loan balance. The remaining account value will be calculated at the end of the valuation period following the deduction of the loan balance.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See - Charges and Other Deductions. Such withdrawals are also subject to certain additional conditions as follows:
 o Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from account value prior to payment.
 o Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
 o In any 365-day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by


22

  the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.

In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date .............          20%
  First anniversary ........          20%
  Second anniversary .......          25%
  Third anniversary ........          33%
  Fourth anniversary .......          50%
  Fifth anniversary ........         100%

 o The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a
Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant must submit the withdrawal request.

Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a
Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
 o attains age 591/2
 o separates from service
 o dies
 o becomes totally and permanently disabled and/or
 o experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.

As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See - Charges and Other Deductions-Surrender Charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of withdrawals are discussed later in this booklet. See - Federal Tax Matters.

The contract will terminate when there is no account value remaining. See the contract for more information.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.


                                                                              23

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more ($25,000 for certain contracts,subject to state insurance regulatory restrictions. Please contact us for availability), your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more ($25,000 for certain contracts, subject to regulatory restrictions as described above), the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro-rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
 o the loan interest for new loans is determined monthly (not quarterly);
 o the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
 o the loan interest rate for existing loans may increase or decrease (not just decrease).

See your contract for more information.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may defer payments from the fixed side of the contract for up to six months.


24

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.


Distribution of the Contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Compensation Paid to LFA.

The maximum commission we pay to LFA is 4.50% of contributions received during the first contract year. Upon annuitization, the maximum commission we pay to LFA is 1.25% of contract value and ongoing annual compensation of up to 0.00% of each contribution in renewal contract years. We also pay for the operating and other expenses of LFA, including the following sales expenses: Sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commission to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 4.50% of contributions rreceived during the first contract year. Upon annuitization, the maximum commission we pay to Selling Firms is 1.25% of contract value and ongoing annual compensation of up to 0.00% of each contribution in renewal contract years.

We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts.

Depending on the particular selling arrangements, there may be others whom we compensate for the distribution activities. For example, we may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


                                                                              25

Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner or participant.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or participant, as applicable.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the appropriate office.


General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and

26

 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

                                                                              27

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity SM Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or

28

 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.


                                                                              29

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 9740 Portland, Maine 04104. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2. Retirement; or

3. Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal Proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.


30

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account Q


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity payouts
Determination of Accumulation and Annuity Unit
Value
Advertising
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                        Group Variable Annuity Contracts
                    Lincoln Life Variable Annuity Account Q











Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account
                                   Account Q.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to: The Lincoln Life National Insurance Co., P. O. Box 99740, Portland, ME 04104

                                                                              31

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relating to accumulation unit values and number of accumulation units for the periods ended December 31, come from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The beginning unit valuation date for both the standard and break point contract is June 1, 1998.


                                       Standard                                               Breakpoint
                   -------------------------------------------------       -------------------------------------------------
                      Accumulation unit value                                 Accumulation unit value
                   -----------------------------         Number of         -----------------------------         Number of
                    Beginning           End of          accumulation        Beginning           End of          accumulation
                    of period           period             units            of period           period             units
                   -----------       -----------       -------------       -----------       -----------       -------------
                              (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein Growth and Income Portfolio
2004.........         10.342*           11.133*               1               10.350*           11.150*                2
2005.........         11.133            11.528               11               11.150            11.575                68
-------------         ------            ------               --               ------            ------                --
AllianceBernstein VP Growth Portfolio
2000.........         10.000             8.658*               1               10.000*            8.673*                1
2001.........          8.658             6.544                9                8.673             6.573                 5
2002.........          6.544             4.648               16                6.573             4.680                 8
2003.........          4.648             6.198               26                4.680             6.256                12
2004.........          6.198             7.028               34                6.256             7.112                26
2005.........          7.028             7.768               45                7.112             7.880                29
-------------         ------            ------               --               ------            ------                --
AllianceBernstein VP Global Technology Portfolio
2000.........         10.000*            7.372*               8               10.000*            7.383*                6
2001.........          7.372             5.440               19                7.383             5.463                12
2002.........          5.440             3.134               32                5.463             3.155                19
2003.........          3.134             4.462               55                3.155             4.503                31
2004.........          4.462             4.642               70                4.503             4.696                78
2005.........          4.642             4.764               81                4.696             4.831                91
-------------         ------            ------               --               ------            ------                --
American Funds Global Growth Fund
2004.........         10.291*           11.309*               1               10.245*           11.327*               31
2005.........         11.309            12.772               11               11.327            12.825                90
-------------         ------            ------               --               ------            ------                --
American Funds Growth Fund
2000.........         10.000*            9.560*              35               10.000*            9.575*              249
2001.........          9.560             7.746              162                9.575             7.778               494
2002.........          7.746             5.794              293                7.778             5.832               984
2003.........          5.794             7.847              419                5.832             7.919             1,346
2004.........          7.847             8.740              578                7.919             8.842             1,908
2005.........          8.740            10.054              723                8.842            10.197             2,469
-------------         ------            ------              ---               ------            ------             -----
American Funds Growth-Income Fund
2004.........         10.316*           10.977*              12               10.149*           10.994*              431
2005.........         10.977            11.502               58               10.994            11.548               822
-------------         ------            ------              ---               ------            ------             -----
American Funds International Fund
2000.........         10.000*            8.085*              10               10.000*            8.098*               81
2001.........          8.085             6.412               24                8.098             6.439               120
2002.........          6.412             5.406               60                6.439             5.442               145
2003.........          5.406             7.218               84                5.442             7.284               219
2004.........          7.218             8.526              122                7.284             8.627               441
2005.........          8.526            10.256              185                8.627            10.404               685
-------------         ------            ------              ---               ------            ------             -----
Baron Capital Asset Fund
1999.........         10.000*           11.468*               1               10.000*           11.488*                1
2000.........         11.468            11.052                3               11.488            11.100                 6
2001.........         11.052            12.292               19               11.100            12.377                10
2002.........         12.292            10.442               28               12.377            10.540                18
2003.........         10.442            13.441               43               10.540            13.601                21
2004.........         13.441            16.718               67               13.601            16.961                42
2005.........         16.718            17.109              106               16.961            17.400                74
-------------         ------            ------              ---               ------            ------             -----
Delaware VIP Diversified Income Series
2004.........         10.095*           10.936*               3               10.190*           10.952*               10
2005.........         10.936            10.778               28               10.952            10.821                75
-------------         ------            ------              ---               ------            ------             -----

                                       Standard                                             Breakpoint
                   ------------------------------------------------      ------------------------------------------------
                      Accumulation unit value                               Accumulation unit value
                   -----------------------------        Number of        -----------------------------        Number of
                    Beginning          End of          accumulation       Beginning          End of          accumulation
                    of period          period             units           of period          period             units
                   -----------      ------------      -------------      -----------      ------------      -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Global Bond Series
1998.........          1.125             1.184                2              1.125             1.186              10
1999.........          1.184             1.130                2              1.186             1.135              14
2000.........          1.130             1.128                7              1.135             1.136               9
2001.........          1.128             1.111               22              1.136             1.122              32
2002.........          1.111             1.376              122              1.122             1.393             199
2003.........          1.376             1.640              218              1.393             1.664             238
2004.........          1.640             1.835              274              1.664             1.866             212
2005.........          1.835             1.660              331              1.866             1.692             391
-------------          -----             -----              ---              -----             -----             ---
Delaware VIP High Yield Series
2005.........         10.182            10.273                1             10.298            10.289               1**
-------------         ------            ------              ---             ------            ------             ---
Delaware VIP Value Series
1998.........          1.596             1.611                1              1.596             1.613             199
1999.........          1.611             1.547                1              1.613             1.553             315
2000.........          1.547             1.706               10              1.553             1.716             305
2001.........          1.706             1.623              102              1.716             1.637            1,066
2002.........          1.623             1.307              196              1.637             1.321            2,036
2003.........          1.307             1.660              350              1.321             1.682            2,031
2004.........          1.660             1.888              467              1.682             1.919            1,798
2005.........          1.888             1.982              598              1.919             2.020            2,129
-------------         ------            ------              ---             ------            ------            -----
Delaware VIP REIT Series
2000.........         10.000*           11.662*               2             10.000*           11.683*              3
2001.........         11.662            12.560               12             11.683            12.615              18
2002.........         12.560            12.998               30             12.615            13.086              44
2003.........         12.998            17.246               47             13.086            17.408              80
2004.........         17.246            22.432               77             17.408            22.700             126
2005.........         22.432            23.801              116             22.700            24.145             145
-------------         ------            ------              ---             ------            ------            -----
Delaware VIP Small Cap Value Series
2001.........          1.000*            1.023*             116              1.000*            1.024*              3
2002.........          1.023             0.955              286              1.024             0.959             142
2003.........          0.955             1.339              493              0.959             1.348             274
2004.........          1.339             1.606              857              1.348             1.621             895
2005.........          1.606             1.735            1,300              1.621             1.756            1,722
-------------         ------            ------            -----             ------            ------            -----
Delaware VIP Trend Series
1998.........          1.220             1.368                2              1.220             1.370             628
1999.........          1.368             2.309                2              1.370             2.318             946
2000.........          2.309             2.129              190              2.318             2.143            1,712
2001.........          2.129             1.784              395              2.143             1.800            2,781
2002.........          1.784             1.414              553              1.800             1.431            2,347
2003.........          1.414             1.892              677              1.431             1.918            2,031
2004.........          1.892             2.109              850              1.918             2.144            2,121
2005.........          2.109             2.210              926              2.144             2.253            1,948
-------------         ------            ------            -----             ------            ------            -----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
1999.........         10.000*           11.331*               1             10.000*           11.349*              6
2000.........         11.331            10.465               16             11.349            10.508              52
2001.........         10.465             9.080               26             10.508             9.140             169
2002.........          9.080             8.142               42              9.140             8.217             287
2003.........          8.142            10.346               74              8.217            10.468             334
2004.........         10.346            11.815               99             10.468            11.984             442
2005.........         11.815            13.667              163             11.984            13.898             574
-------------         ------            ------            -----             ------            ------            -----
Fidelity (Reg. TM) VIP Growth Portfolio
1999.........         10.000*           12.380*               1             10.000*           12.403*             78
2000.........         12.380            10.900               20             12.403            10.948             224
2001.........         10.900             8.878               44             10.948             8.940             464
2002.........          8.878             6.135               58              8.940             6.194             427
2003.........          6.135             8.065               81              6.194             8.163             353
2004.........          8.065             8.245               99              8.163             8.366             281
2005.........          8.245             8.626              110              8.366             8.775             202
-------------         ------            ------            -----             ------            ------            -----

                                      Standard                                             Breakpoint
                   -----------------------------------------------       -----------------------------------------------
                     Accumulation unit value                               Accumulation unit value
                   ---------------------------         Number of         ---------------------------         Number of
                    Beginning          End of         accumulation        Beginning          End of         accumulation
                    of period          period            units            of period          period            units
                   -----------       ---------       -------------       -----------       ---------       -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Worldwide Growth Portfolio
1999.........         10.000*          15.055*               1              10.000*          15.084*              97
2000.........         15.055           12.569               43              15.084           12.626              307
2001.........         12.569            9.652               79              12.626            9.720              489
2002.........          9.652            7.119              106               9.720            7.187              471
2003.........          7.119            8.738              130               7.187            8.844              377
2004.........          8.738            9.065              137               8.844            9.198              243
2005.........          9.065            9.501              127               9.198            9.665              207
-------------         ------           ------              ---              ------           ------              ---
Lincoln VIP Aggressive Growth Fund
1998.........          1.739            1.567                1               1.739            1.569              554
1999.........          1.567            2.209                1               1.569            2.218              468
2000.........          2.209            2.128              121               2.218            2.142            1,001
2001.........          2.128            1.406              321               2.142            1.419            1,026
2002.........          1.406            0.971              455               1.419            0.982            1,104
2003.........          0.971            1.275              629               0.982            1.293            1,214
2004.........          1.275            1.435              701               1.293            1.459            1,108
2005.........          1.435            1.560              804               1.459            1.590            1,143
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Aggressive Profile Fund
2005.........         10.300           10.938                6              10.056           10.955                2
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Bond Fund
1998.........          4.776            5.023                1               4.776            5.032              283
1999.........          5.023            4.811                1               5.032            4.831              664
2000.........          4.811            5.281               15               4.831            5.317              508
2001.........          5.281            5.707               78               5.317            5.760              624
2002.........          5.707            6.224              198               5.760            6.298              536
2003.........          6.224            6.611              292               6.298            6.706              586
2004.........          6.611            6.892              373               6.706            7.009              646
2005.........          6.892            7.003              498               7.009            7.140              858
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Capital Appreciation Fund
1998.........          2.119            2.573                1               2.119            2.577              555
1999.........          2.573            3.706                3               2.577            3.721            2,697
2000.........          3.706            3.088              272               3.721            3.108            3,498
2001.........          3.088            2.266              466               3.108            2.286            4,464
2002.........          2.266            1.638              655               2.286            1.657            3,784
2003.........          1.638            2.148              812               1.657            2.179            2,969
2004.........          2.148            2.239              823               2.179            2.277            2,286
2005.........          2.239            2.310              796               2.277            2.355            1,752
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIPT Conservative Profile Fund
2005.........         10.036           10.303                5              10.029           10.319                1
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Equity-Income Fund
1998.........          2.356            2.399                1               2.356            2.403              777
1999.........          2.399            2.524                1               2.403            2.534            1,395
2000.........          2.524            2.764               17               2.534            2.782              885
2001.........          2.764            2.536              199               2.782            2.559            1,547
2002.........          2.536            2.117              565               2.559            2.142            2,005
2003.........          2.117            2.774              812               2.142            2.813            2,589
2004.........          2.774            3.015            1,021               2.813            3.065            3,162
2005.........          3.015            3.119            1,085               3.065            3.179            3,416
-------------         ------           ------            -----              ------           ------            -----
Lincoln VIP Global Asset Allocation Fund
1998.........          2.938            3.056                1               2.938            3.061              140
1999.........          3.056            3.369                1               3.061            3.383              190
2000.........          3.369            3.154                5               3.383            3.175              196
2001.........          3.154            2.879               28               3.175            2.906              215
2002.........          2.879            2.509               61               2.906            2.538              213
2003.........          2.509            2.991              120               2.538            3.034              234
2004.........          2.991            3.362              166               3.034            3.419              286
2005.........          3.362            3.555              219               3.419            3.624              292
-------------         ------           ------            -----              ------           ------            -----

                                      Standard                                            Breakpoint
                   ----------------------------------------------       ----------------------------------------------
                    Accumulation unit value                              Accumulation unit value
                   --------------------------         Number of         --------------------------         Number of
                    Beginning         End of         accumulation        Beginning         End of         accumulation
                    of period         period            units            of period         period            units
                   -----------       --------       -------------       -----------       --------       -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Growth and Income Fund
1998.........         10.522          11.496               1               10.522          11.515              600
1999.........         11.496          13.379               1               11.515          13.434            1,429
2000.........         13.379          11.970              31               13.434          12.049            1,554
2001.........         11.970          10.520              84               12.049          10.616            1,725
2002.........         10.520           8.118             119               10.616           8.213            1,684
2003.........          8.118          10.426             153                8.213          10.574            1,658
2004.........         10.426          11.559             193               10.574          11.754            1,479
2005.........         11.559          12.078             224               11.754          12.313            1,405
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP International Fund
1998.........          1.799           1.773               1                1.799           1.776              685
1999.........          1.773           2.057               1                1.776           2.065            1,317
2000.........          2.057           2.039               8                2.065           2.052              866
2001.........          2.039           1.818              17                2.052           1.834              848
2002.........          1.818           1.606              73                1.834           1.624              712
2003.........          1.606           2.251             117                1.624           2.283              711
2004.........          2.251           2.695             181                2.283           2.740              945
2005.........          2.695           3.003             388                2.740           3.061            1,669
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Managed Fund
1998.........          5.004           5.260               1                5.004           5.269              220
1999.........          5.260           5.610               1                5.269           5.633              631
2000.........          5.610           5.476               6                5.633           5.512              478
2001.........          5.476           5.334              37                5.512           5.383              536
2002.........          5.334           4.697              63                5.383           4.752              589
2003.........          4.697           5.715             109                4.752           5.797              724
2004.........          5.715           6.224             143                5.797           6.329            1,211
2005.........          6.224           6.441             188                6.329           6.566            1,526
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Moderate Profile Fund
2005.........         10.023          10.525              22               10.155          10.540               18
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Moderately Aggressive Profile Fund
2005.........         10.038          10.701              16               10.197          10.716               11
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Money Market Fund
1998.........          2.460           2.516               1                2.460           2.521              847
1999.........          2.516           2.608               1                2.521           2.621            1,109
2000.........          2.608           2.738             224                2.621           2.759            1,313
2001.........          2.738           2.820             355                2.759           2.848            1,589
2002.........          2.820           2.831             411                2.848           2.867            1,056
2003.........          2.831           2.822             531                2.867           2.865              694
2004.........          2.822           2.818             573                2.865           2.868              807
2005.........          2.818           2.868             633                2.868           2.926              998
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Social Awareness Fund
1998.........          5.471           5.875               1                5.471           5.883              824
1999.........          5.875           6.715               1                5.883           6.741            1,300
2000.........          6.715           6.094              31                6.741           6.133            1,502
2001.........          6.094           5.459              81                6.133           5.508            1,588
2002.........          5.459           4.209             149                5.508           4.257            1,493
2003.........          4.209           5.495             200                4.257           5.572            1,488
2004.........          5.495           6.131             244                5.572           6.233            1,369
2005.........          6.131           6.800             295                6.233           6.930            1,359
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Special Opportunities Fund
1998.........          8.943           8.721               1                8.943           8.733              109
1999.........          8.721           8.249               1                8.733           8.280              133
2000.........          8.249           9.476               1                8.280           9.536              104
2001.........          9.476           9.581              15                9.536           9.666              158
2002.........          9.581           8.374              33                9.666           8.469              161
2003.........          8.374          11.108              56                8.469          11.264              183
2004.........         11.108          13.501              84               11.264          13.725              233
2005.........         13.501          15.457             133               13.725          15.754              343
-------------         ------          ------             ---               ------          ------            -----

                                       Standard                                               Breakpoint
                   -------------------------------------------------       -------------------------------------------------
                      Accumulation unit value                                 Accumulation unit value
                   -----------------------------         Number of         -----------------------------         Number of
                    Beginning           End of          accumulation        Beginning           End of          accumulation
                    of period           period             units            of period           period             units
                   -----------       -----------       -------------       -----------       -----------       -------------
                              (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS (Reg. TM) VIT Utilities Series
2001.........          1.000*            0.786*              14                1.000*            0.788*               2
2002.........          0.786             0.601               68                0.788             0.604               10
2003.........          0.601             0.809              158                0.604             0.814               50
2004.........          0.809             1.043              291                0.814             1.053              206
2005.........          1.043             1.206              703                1.053             1.221              687
-------------          -----             -----              ---                -----             -----              ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
1999.........         10.000*           15.310*               1               10.000*           15.340*               1
2000.........         15.310            14.026               16               15.340            14.089               19
2001.........         14.026            10.464               38               14.089            10.537               29
2002.........         10.464             7.320               52               10.537             7.390               40
2003.........          7.320             9.281               77                7.390             9.394               54
2004.........          9.281            10.687               88                9.394            10.844               81
2005.........         10.687            12.035              100               10.844            12.242              106
-------------         ------            ------              ---               ------            ------              ---
Neuberger Berman AMT Partners Portfolio
1999.........         10.000*            9.793*               1               10.000*            9.810*               2
2000.........          9.793             9.763                3                9.810             9.805                4
2001.........          9.763             9.392                9                9.805             9.457                9
2002.........          9.392             7.054               16                9.457             7.120               14
2003.........          7.054             9.434               24                7.120             9.546               10
2004.........          9.434            11.112               26                9.546            11.273               18
2005.........         11.112            12.987               26               11.273            13.208               38
-------------         ------            ------              ---               ------            ------              ---
Putnam VT Health Sciences Fund
2001.........          1.000*            0.946*              16                1.000*            0.947*               1
2002.........          0.946             0.746               76                0.947             0.749               20
2003.........          0.746             0.874              202                0.749             0.880               60
2004.........          0.874             0.927              256                0.880             0.935              132
2005.........          0.927             1.039              321                0.935             1.051              204
-------------         ------            ------              ---               ------            ------              ---
Scudder VIT Equity 500 Index Fund
1999.........         10.000*           10.999*               1               10.000*           11.018*              94
2000.........         10.999             9.884               24               11.018             9.925              493
2001.........          9.884             8.593               47                9.925             8.651              721
2002.........          8.593             6.609               96                8.651             6.670              979
2003.........          6.609             8.385              157                6.670             8.485              740
2004.........          8.385             9.181              202                8.485             9.313              664
2005.........          9.181             9.515              248                9.313             9.676              589
-------------         ------            ------              ---               ------            ------              ---
Scudder VIT Small Cap Index Fund
1999.........         10.000*           11.669*               1               10.000*           11.693*               1
2000.........         11.669            11.107                2               11.693            11.158                8
2001.........         11.107            11.223                6               11.158            11.303               29
2002.........         11.223             8.824               14               11.303             8.910              118
2003.........          8.824            12.792               24                8.910            12.949               86
2004.........         12.792            14.914               36               12.949            15.134              103
2005.........         14.914            15.394               48               15.134            15.661              108
-------------         ------            ------              ---               ------            ------              ---

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.

** All numbers less than 500 were rounded up to one.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life
Variable Annuity Account Q   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2006. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine 04104, or call 1-800-341-0441.



Table of Contents




Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Annuity Payouts                                      B-2


Item                                                  Page
Determination of Accumulation and Annuity Unit
Value                                                B-3
Advertising                                          B-3
Other Information                                    B-4
Financial Statements                                 B-4

This SAI is not a prospectus.
The date of this SAI is May 1, 2006.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
We serve as principal underwriter for the contracts, as described in the prospectus. We are not a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation, our affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. We paid $416,807, $524,197, and $1,564,042 to Lincoln Sales Representatives and Selling Firms in 2003, 2004, and 2005, respectively, as sales compensation with respect to the contracts. We retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and

                                                                             B-2

 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


B-3

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA and of Lincoln Life appear on the following pages.

                                                                             B-4